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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                   FORM 8-K

                                CURRENT REPORT
                      PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



                         DATE OF REPORT:  AUGUST 26, 1996
                         (DATE OF EARLIEST EVENT REPORTED)



                           CONSOLIDATED FREIGHTWAYS, INC.
              (Exact name of Registrant as specified in its charter)



         DELAWARE                         1-5046                 94-1444798
(State or other jurisdiction of    (Commission File No.)      (I.R.S. Employer
incorporation or organization)                               Identification No.)


                              3240 HILLVIEW AVENUE
                         PALO ALTO, CALIFORNIA  94304
                   (Address of principal executive offices)

                                 (415) 494-2900
                Registrant's telephone number, including area code


- --------------------------------------------------------------------------------

ITEM 5 - OTHER EVENTS

     On August 26, 1996, the Registrant's Board of Directors approved the spin-off of several businesses that will result in two separate, publicly traded companies, each offering a variety of premium freight transportation services.

     The Registrant will spin off its long-haul, less-than-truckload ("LTL") subsidiary, Consolidated Freightways Corporation of Delaware and its subsidiaries ("CFCD"). The businesses being spun off to shareholders include CF MotorFreight, the domestic LTL motor carrier operations, and its Canadian operations, including Canadian Freightways Ltd., Epic Express, Milne & Craighead and Canadian Sufferance Warehouses and other related businesses as well as Leland James Service Corporation ("LJSC") which combined will comprise a new public company, which will be called Consolidated Freightways Corporation ("CFC").

     The Registrant will seek stockholder approval to change its name to CNF Transportation, Inc. ("CNF") and will consist of Emery Worldwide, the international air and ocean freight carrier; Con-Way Transportation Services, including its three regional less-than-truckload carriers and Con-Way Truckload Services; Menlo Logistics, a third-party logistics management firm; Road Systems, Inc., a trailer manufacturer; and VantageParts, a retail distributor of truck parts and supplies.

     The spin-off transaction, which is expected to be completed in the fourth quarter of 1996, is anticipated to be generally tax free for current stockholders and is subject to a number of conditions, including the receipt of a private letter ruling or an opinion of counsel that the spin-off will qualify generally as a tax-free distribution. The Registrant will continue to be listed on the New York Stock Exchange ("NYSE"). CFC plans to file an application to be listed on the NYSE. Each company will have its own separate Board of Directors.

     Donald E. Moffitt, chairman, president and chief executive officer of the Registrant will continue in those positions as head of CNF. W. Roger Curry, currently president and chief executive officer of CF MotorFreight, will maintain those positions at CFC.

     Joining Mr. Curry at the new company is William D. Walsh, currently a member of the Registrant's Board of Directors, who will leave the Registrant's Board of Directors and will become chairman of the board of CFC.
G. Robert Evans will leave the Registrant's Board of Directors and will become a board member of CFC.

ITEM 7 - FINANCIAL STATEMENTS AND EXHIBITS

                                                                                PAGE OF THIS REPORT
(A)  Pro Forma Condensed Consolidated Financial Information

     Pro Forma Condensed Consolidated Balance Sheet as of June 30, 1996 . . . .          3

     Pro Forma Condensed Consolidated Statement of Income for the Six Months
       Ended June 30, 1996. . . . . . . . . . . . . . . . . . . . . . . . . . .          5

     Pro Forma Condensed Consolidated Statement of Income for the Year Ended
       December 31, 1995. . . . . . . . . . . . . . . . . . . . . . . . . . . .          6



                         CONSOLIDATED FREIGHTWAYS, INC.
        UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL INFORMATION

     The historical financial statements of Consolidated Freightways, Inc. include the results of operations and financial position of the businesses constituting Consolidated Freightways Corporation. The pro forma condensed consolidated balance sheet (unaudited) as of June 30, 1996 has been prepared assuming the spin-off of Consolidated Freightways Corporation and distribution of related shares occurred as of that date. The pro forma condensed consolidated statement of income (unaudited) for the six months ended June 30, 1996 has been prepared assuming the spin-off and distribution occurred as of January 1, 1996. The pro forma condensed consolidated statement of income (unaudited) for the year ended December 31, 1995 has been prepared assuming the spin-off and distribution occurred as of January 1, 1995. The pro forma adjustments are based upon available information and upon certain assumptions that the Registrant and CFC believe are reasonable which are described in the Notes to the Unaudited Pro Forma Condensed Consolidated Financial Statements. These pro forma financial statements are not necessarily indicative of the consolidated results of operations or financial position that would have existed had the distribution occurred on the dates indicated, or which may be attained in the future.

                          CONSOLIDATED FREIGHTWAYS, INC.
                  PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
                                 JUNE 30, 1996
                                 (IN THOUSANDS)
                                   (UNAUDITED)

                                                                                                                 CONSOLIDATED
                                                          CONSOLIDATED         ELIMINATE       PRO FORMA       FREIGHTWAYS, INC.
                                                        FREIGHTWAYS, INC.   CFCD & LJSC (a)   ADJUSTMENTS          PRO FORMA
                                                        -----------------   ---------------   -----------      -----------------
CURRENT ASSETS
Cash and cash equivalents                               $     123,064       $    (37,757)     $     102   (b)  $      85,409
Receivables, net of allowances                                825,155           (293,599)           332   (b)        531,888
Operating supplies, at lower of average cost or market         39,524            (17,569)         5,502   (b)         27,457
Prepaid expenses                                               82,628            (38,748)         1,335   (b)         45,215
Deferred income taxes                                         134,044            (59,873)           288   (b)         74,459
                                                        -----------------   ---------------   -----------      -----------------
TOTAL CURRENT ASSETS                                        1,204,415           (447,546)         7,559              764,428
                                                        -----------------   ---------------   -----------      -----------------
Property, plant and equipment, net                          1,132,136           (493,764)        24,520   (b)        701,802
                                                                                                 38,910   (c)
                                                        -----------------   ---------------   -----------      -----------------
OTHER ASSETS
Restricted funds                                               11,306                                                 11,306
Deposits and other assets                                      98,808             (8,993)         4,023   (b)         93,838
Unamortized aircraft maintenance, net                         125,918                                                125,918
Costs in excess of net assets of businesses acquired,
 net of accumulated amortization                              303,585                                                303,585

                                                        -----------------   ---------------   -----------      -----------------
                                                              539,617             (8,993)         4,023              534,647
                                                        -----------------   ---------------   -----------      -----------------
TOTAL ASSETS                                            $   2,876,168       $   (950,303)     $  75,012        $   2,000,877
                                                        -----------------   ---------------   -----------      -----------------
                                                        -----------------   ---------------   -----------      -----------------

         The accompanying notes are an integral part of this statement.

                            CONSOLIDATED FREIGHTWAYS, INC.
                   PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
                                   JUNE 30, 1996
                                  (IN THOUSANDS)
                                    (UNAUDITED)

                                                                                                                    CONSOLIDATED
                                          CONSOLIDATED                ELIMINATE              PRO FORMA            FREIGHTWAYS, INC.
                                        FREIGHTWAYS, INC.          CFCD & LJSC (a)          ADJUSTMENTS               PRO FORMA
                                        -----------------          ---------------          -----------           -----------------
LIABILITIES AND SHAREHOLDERS'
  EQUITY

CURRENT LIABILITIES
Accounts payable and accrued
  liabilities                             $    781,355              $  (301,283)           $   19,826 (b)             $  499,898
Accrued claims costs                           163,350                  (88,146)                   82 (b)                 75,286
Current maturities of long-term
  debt and capital leases                        3,216                                                                     3,216
Short-term borrowings                          122,000                                                                   122,000
Federal and other income taxes
  payable                                        6,586                                                                     6,586
                                          ------------              -----------            ----------                 ----------
TOTAL CURRENT LIABILITIES                    1,076,507                 (389,429)               19,908                    706,986

Long-term debt, guarantees and
  capital leases                               492,350                  (15,100)                                         477,250
Accrued claims costs                           162,117                 (101,417)                                          60,700
Employee benefits and other
  liabilities                                  343,111                 (137,492)                  192 (b)                205,811
Deferred income taxes                           78,090                  (27,400)               (3,355)(d)                 48,825
                                                                                                1,490 (c)
                                          ------------              -----------            ----------                 ----------
TOTAL LIABILITIES                            2,152,175                 (670,838)               18,235                  1,499,572
                                          ------------              -----------            ----------                 ----------

TOTAL SHAREHOLDERS' EQUITY                     723,993                 (279,465)               16,002 (b)                501,305
                                                                                               37,420 (c)
                                                                                                3,355 (d)
                                          ------------              -----------            ----------                 ----------
TOTAL LIABILITIES AND SHAREHOLDERS'
  EQUITY                                  $  2,876,168              $  (950,303)           $   75,012                 $2,000,877
                                          ------------              -----------            ----------                 ----------
                                          ------------              -----------            ----------                 ----------


        The accompanying notes are an integral part of this statement.

                      CONSOLIDATED FREIGHTWAYS, INC.
          PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF INCOME
                  FOR THE SIX MONTHS ENDED JUNE 30, 1996
                   (IN THOUSANDS, EXCEPT PER SHARE DATA)
                                 (UNAUDITED)

                                                                                                                    CONSOLIDATED
                                          CONSOLIDATED                ELIMINATE              PRO FORMA            FREIGHTWAYS, INC.
                                        FREIGHTWAYS, INC.          CFCD & LJSC (e)          ADJUSTMENTS               PRO FORMA
                                        -----------------          ---------------          -----------           -----------------
REVENUES                                  $  2,723,005             $  (1,032,541)             $  51,745 (g)         $  1,742,209

COSTS AND EXPENSES                           2,673,358                (1,070,765)(f)            51,745 (g)            1,654,094 (m)
                                                                                                  (244)(h)
                                          ------------             -------------             ---------             ------------
OPERATING INCOME                                49,647                    38,224                   244                   88,115
                                          ------------             -------------             ---------             ------------
OTHER INCOME (EXPENSE)
  Investment income                                223                      (171)                                            52
  Interest expense                             (19,990)                      435                                        (19,555)
  Miscellaneous, net                              (886)                    2,352                (2,828)(i)               (1,362)
                                          ------------             -------------             ---------             ------------
                                               (20,653)                    2,616                (2,828)                 (20,865)
                                          ------------             -------------             ---------             ------------
INCOME (LOSS) BEFORE INCOME TAXES
 (BENEFITS)                                     28,994                    40,840                (2,584)                  67,250
INCOME TAXES (BENEFITS)                         15,058                    12,772                (1,008)(j)               26,822
                                          ------------             -------------             ---------             ------------
NET INCOME (LOSS)                               13,936                    28,068                (1,576)                  40,428

Preferred Stock Dividends                        4,317                                                                    4,317
                                          ------------             -------------             ---------             ------------
NET INCOME (LOSS) AVAILABLE
 TO COMMON SHAREHOLDERS                   $      9,619             $      28,068             $  (1,576)            $     36,111
                                          ------------             -------------             ---------             ------------
                                          ------------             -------------             ---------             ------------
AVERAGE COMMON SHARES OUTSTANDING:
    Primary (k)                                 44,899                                                                   45,358
    Fully Diluted (l)                           49,372                                                                   49,372

EARNINGS PER SHARE:
    Primary (k)                           $       0.21                                                             $       0.80
                                          ------------                                                             ------------
                                          ------------                                                             ------------
    Fully Diluted (l)                     $       0.21                                                             $       0.75
                                          ------------                                                             ------------
                                          ------------                                                             ------------

       The accompanying notes are an integral part of this statement.

                         CONSOLIDATED FREIGHTWAYS, INC.
              PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF INCOME
                      FOR THE YEAR ENDED DECEMBER 31, 1995
                      (IN THOUSANDS, EXCEPT PER SHARE DATA)
                                   (UNAUDITED)

                                                                                                                   CONSOLIDATED
                                              CONSOLIDATED           ELIMINATE                PRO FORMA         FREIGHTWAYS, INC.
                                           FREIGHTWAYS, INC.      CFCD & LJSC  (e)           ADJUSTMENTS            PRO FORMA
                                           -----------------      ----------------           -----------        -----------------
REVENUES                                     $5,281,084              $(2,106,529)           $  115,522 (g)           $3,290,077

COSTS AND EXPENSES                            5,137,183               (2,149,315)(f)           115,522 (g)            3,102,902 (m)
                                                                                                  (488)(h)
                                             ----------              -----------            ----------               ----------
OPERATING INCOME                                143,901                   42,786                   488                  187,175
                                             ----------              -----------            ----------               ----------
OTHER INCOME (EXPENSE)
  Investment income                                 841                     (756)                                            85
  Interest expense                              (34,325)                     918                                        (33,407)
  Miscellaneous, net                                456                      850                (1,729)(i)                 (423)
                                             ----------              -----------             ---------               ----------
                                                (33,028)                   1,012                (1,729)                 (33,745)
                                             ----------              -----------            ----------               ----------
INCOME (LOSS) BEFORE INCOME TAXES
 (BENEFITS)                                     110,873                   43,798                (1,241)                 153,430
INCOME TAXES (BENEFITS)                          53,508                   13,889                  (484)(j)               66,913
                                             ----------              -----------            ----------               ----------
NET INCOME (LOSS)                                57,365                   29,909                  (757)                  86,517
                                             ----------              -----------            ----------               ----------

Preferred Stock Dividends                        10,799                                                                  10,799
                                             ----------                                                              ----------
NET INCOME (LOSS) AVAILABLE
  TO COMMON SHAREHOLDERS                     $   46,566              $    29,909            $     (757)              $   75,718
                                             ----------              -----------            ----------               ----------
                                             ----------              -----------            ----------               ----------
AVERAGE COMMON SHARES OUTSTANDING:
     Primary (k)                                 44,362                                                                  44,812
     Fully Diluted (l)                           48,724                                                                  48,724

EARNINGS PER SHARE:
     Primary (k)                            $      1.10                                                              $     1.74
                                            -----------                                                              ----------
                                            -----------                                                              ----------
     Fully Diluted (l)                      $      1.04                                                              $     1.64
                                            -----------                                                              ----------
                                            -----------                                                              ----------

         The accompanying notes are an integral part of this statement.

    NOTES TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS.

(a) Represents the elimination of the historical assets and liabilities of CFCD and LJSC.

(b) Represents the transfers of certain assets and liabilities from LJSC in connection with the transfer of certain administrative service departments from LJSC to a subsidiary of the Registrant.

(c) Represents the transfer of certain real properties from CFCD to a subsidiary of the Registrant, some of which may be leased back under short-term operating leases.

(d) In connection with the spin-off, certain real property transfers from CFCD to a subsidiary of the Registrant will occur and will be recognized as taxable sales for income tax purposes and such taxes will be paid by CFC. However, the taxable sales recognition results in additional tax basis for the property transferred that is deductible in future periods by the Registrant and is recorded as a deferred tax asset.

(e) Represents the elimination of the historical operating results of CFCD and LJSC.

(f) The historical financial statements include an allocation of corporate overhead costs incurred by the Registrant using both incremental and proportional methods on a revenue and capital basis. Although management believes the allocation methods used provide CFCD with a reasonable share of such expenses, there can be no assurance that these costs will not increase after the spin-off.

(g) To reflect intercompany sales and expenses between certain subsidiaries of the Registrant and CFCD previously eliminated in the historical consolidated financial statements of the Registrant. Such sales are expected to continue after the spin-off.

(h) To adjust for the effects on depreciation expense and sub-lease rental income from third parties, resulting from the pro forma transfers of certain real properties from CFCD to a subsidiary of the Registrant.

(i) To eliminate intercompany interest income, net, earned on balances receivable from CFCD.

(j) To reflect the income tax effects of the pro forma adjustments using an estimated marginal tax rate of 39%.

(k) Includes the dilutive effect of stock options and, in pro forma, the conversion into common stock of Series B Thrift and Stock Plan (TASP) convertible preferred shares for CFCD participants in the Registrant's TASP. Also included in the year ended December 31, 1995 is an addback to earnings of $2.2 million, which represents the Series C preferred stock dividend as such shares converted to common stock.

(l) Includes the dilutive effect of stock options and Series B TASP preferred shares. The six months ended June 30, 1996 computation includes an addback to earnings of $1.0 million and the year ended December 31, 1995 includes an addback to earnings of $1.8 million representing the Series B convertible preferred stock dividend net of required replacement funding. Also included in the year ended December 31, 1995 is an addback to earnings of $2.2 million, which represents the Series C preferred stock dividend as such shares converted to common stock.

(m) The Registrant's pro forma costs and expenses include depreciation and amortization of approximately $46 million and $84 million for the six months ended June 30, 1996 and the year ended December 31, 1995, respectively. Also includes rental expense of approximately $85 million and $169 million for the same respective periods.

                                   SIGNATURE

       Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       CONSOLIDATED FREIGHTWAYS, INC.



Dated:  September 6, 1996              By:  /s/ Gregory L. Quesnel
                                            -----------------------------------
                                            Name:  Gregory L. Quesnel
                                            Title: Executive Vice President and
                                                    Chief Financial Officer